TUTTLE CAPITAL DAILY 2X INVERSE REGIONAL BANKS ETF

Schedule of Investments	May 31, 2024 (unaudited)

Other Assets In Excess of Liabilities - 100.00%	$8,068,894

TOTAL NET ASSETS - 100.00%	$8,068,894

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

	Reference	Pay/Receive						Unrealized
	Entity/	Equity on	Financing	Pay/Receive	Termination		Notional	Appreciation
Counterparty	Obligation	Reference Entity	Rate	Frequency	Date	Contracts	Amount	(Depreciation)
Clear Street Derivatives LLC	Clear Street Derivatives LLC	Pay	X.XX% (OBFR01(b) -97pbs)	Monthly	2/7/2025	8,810,000	$16,090,511	$(1,608,446)
TOTAL EQUITY SWAP CONTRACTS						8,810,000	$16,090,511	$(1,608,446)

(a) Includes cash which is being held as collateral for total return swap contracts.

(b) OBFR01 - Overnight Bank Funding Rate, 5.25% as of May 31, 2024.

In accordance with U.S. GAAP, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. U.S. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following summarizes the inputs used to value the Fund’s investments as of May 31, 2024:

	Level 1	Level 2	Level 3
		Other
		Significant
	Quoted Prices	Observable Inputs	Total
Total Return Swap Contracts		$(1,608,446)	$(1,608,446)